UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2014

ATHLON ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36026	46-2549833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 984-8200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

Item 7.01              Regulation FD Disclosure.

On July 30, 2014, Athlon Energy Inc. (“Athlon”) issued a press release announcing, among other things: (i) its second quarter of 2014 production update and (ii) a horizontal drilling update.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, each as amended.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2014, Mr. J. Barton Kalsu was appointed to Athlon’s Board of Directors and a member of Athlon’s Audit Committee.  In accordance with Athlon’s independent director compensation policy, Mr. Kalsu will receive compensation of $40,000 per year plus $10,000 as a member of the Audit Committee.  In addition, Mr. Kalsu will be granted shares of restricted stock having a grant date fair value of $150,000 which will vest in equal annual installments over three years.

Mr. Kalsu has been determined to be an independent director for purposes of the listing standards of the New York Stock Exchange.

Item 8.01              Other Events.

On July 29, 2014, Athlon announced that its second horizontal Wolfcamp A well in Howard County, Williams 17 #3H (96% WI), was completed using a 31-stage hybrid fracture stimulations over a perforated lateral length of 7,688 feet.  The well achieved a peak 3-phase 24-hour initial production rate of 1,415 BOE/D (84% oil) and a peak 3-phase 30-day rate of 1,234 BOE/D (82% oil).  Both the production rate and percentage oil on the Williams 17 #3H are currently tracking above Athlon’s previously disclosed Howard County horizontal Wolfcamp type curve estimated ultimate recovery of 625 MBOE (67% oil) for an approximate 7,500 foot lateral.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits.

The exhibit listed below is being furnished pursuant to Items 2.02 and 7.01 of this Form 8-K.

99.1	Press Release dated July 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHLON ENERGY INC.

Date: July 30, 2014	By:	/s/ William B. D. Butler
William B. D. Butler
Vice President—Chief Financial Officer and
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 30, 2014.